UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) — March 11, 2007
COLEMAN CABLE, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction)	333-124334 (Commission File Number)	36-4410887 (I.R.S. Employer of Incorporation Identification No.)
1530 Shields Drive, Waukegan, Illinois 60085
(Address of principal executive offices)
Registrant’s telephone number, including area code: (847) 672-2300
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On March 11, 2007, Coleman Cable, Inc. (NASDAQ: CCIX) (“Coleman Cable”) and Copperfield, LLC (“Copperfield”) announced that Coleman Cable has agreed to acquire all of the equity interests in Copperfield for $213 million in cash. A copy of Coleman Cable’s press release, dated March 11, 2007, is included as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

Exhibit
Number	Description
99.1	Press release

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLEMAN CABLE, INC.
By:	/s/ Richard N. Burger
Richard N. Burger
Executive Vice President, Chief Financial Officer, Secretary and Treasurer

DATE: March 11, 2007

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